Exhibit 99.1

StoneMor Partners L.P. Announces Plans to List on the New York Stock Exchange

Levittown, PA, December 12, 2011 – StoneMor Partners L.P. (NASDAQ: STON) announced today that it was authorized to list its common units representing limited partner interests on the New York Stock Exchange. StoneMor anticipates that its common units will begin trading on the NYSE under its current symbol “STON” on December 23, 2011. Until that time, StoneMor’s common units will continue to be listed on The NASDAQ Stock Market LLC.

Lawrence Miller, President and Chief Executive Officer, commented, “We believe the NYSE will give us the recognition, reach and resources to better serve our needs as we continue to focus on our growth.”

“We are delighted StoneMor Partners, L.P has decided to list on the New York Stock Exchange,” said Scott Cutler, NYSE Euronext EVP and Head of Listings, Americas. “We are committed to a long-term partnership with StoneMor Partners and its unitholders, and to providing the superior liquidity, services and visibility associated with listing on the NYSE.”

About StoneMor Partners L.P.

StoneMor Partners L.P., headquartered in Levittown, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 274 cemeteries and 70 funeral homes in 28 states and Puerto Rico. StoneMor is the only publicly traded deathcare company structured as a partnership. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Partners L.P., please visit StoneMor’s website, and the Investor Relations section, at http://stonemor.com.

Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding the status and progress of our operating activities, the plans and objectives of our management, assumptions regarding our future performance and plans, and any financial guidance provided, as well as certain information in other filings with the SEC and elsewhere are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These forward- looking statements are made subject to certain risks and uncertainties that could cause actual results to differ materially from those stated, including, but not limited to, the following: uncertainties associated with future revenue and revenue growth; the effect of the current economic downturn; the impact of our significant leverage on our operating plans; our ability to service our debt and pay distributions; our ability to comply with covenants in our credit facilities; the decline in the fair value of certain equity and debt securities held in our trusts; our ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; increased use of cremation; changes in the death rate; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; our ability to successfully implement a strategic plan relating to producing operating improvements, strong cash flows and further deleveraging; uncertainties associated with the integration or anticipated benefits of our recent acquisitions or any future acquisitions; our ability to complete and fund additional acquisitions; our ability to maintain effective disclosure controls and procedures and internal control over financial reporting; and various other uncertainties associated with the death care industry and our operations in particular.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the SEC. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events, or otherwise.

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